UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2012

MARINEMAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14173	59-3496957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18167 U.S. Highway 19 North, Suite 300 Clearwater, Florida 33764

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (727) 531-1700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 21, 2012, MarineMax, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) to consider and vote upon the following proposals: (1) to elect three directors, each to serve for a three-year term expiring in 2015; (2) to approve the amendment to the Company’s 2008 Employee Stock Purchase Plan to increase the number of shares available for issuance under that plan by 500,000 shares; (3) to provide a non-binding advisory vote on the compensation of the Company’s named executive officers for fiscal 2011; (4) to provide a non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers; and (5) to ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending September 30, 2012.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. For more information on the following proposals, see the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on January 12, 2012.

Proposal 1:     To elect three directors, each to serve for a three-year term expiring in 2015.

Nominee	For	Against	Abstain	Broker Non-Votes
William H. McGill Jr.	19,477,151	259,119	7,523	1,763,818
John B. Furman	19,279,266	463,627	900	1,763,818
Robert S. Kant	16,922,645	2,820,248	900	1,763,818

Proposal 2:     To approve the amendment to the Company’s 2008 Employee Stock Purchase Plan to increase the number of shares available for issuance under that plan by 500,000 shares.

For	Against	Abstain	Broker Non-Votes
19,726,314	11,266	6,213	1,763,818

Proposal 3:     To provide a non-binding advisory vote on the compensation of the Company’s named executive officers for fiscal 2011.

For	Against	Abstain	Broker Non-Votes
19,409,119	319,745	14,929	1,763,818

Proposal 4:     To provide a non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
18,181,182	2,208	1,545,667	14,736	1,763,818

Proposal 5:     To ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending September 30, 2012.

For	Against	Abstain	Broker Non-Votes
21,433,500	73,018	1,093	—

Each of the director nominees and proposals received the necessary votes in favor to be adopted by the Company’s stockholders at the Annual Meeting. In addition, based upon these results, the Company’s Board of Directors has determined to hold the non-binding advisory vote on the compensation of the Company’s named executive officers every year, until the next required vote on the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2012	MARINEMAX, INC.

/s/ Michael H. McLamb
Name: Michael H. McLamb
Title: Executive Vice President, Chief Financial Officer and Secretary

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